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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 January 4, 2006

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                       Applied Spectrum Technologies, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


          0-16397                                         41-2185030
  (Commission File Number)                    (IRS Employer Identification No.)


                         936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
              (Address of Principal Executive Offices and zip code)


                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02  Unregistered Sales of Equity Securities

      On January 4, 2006, Applied Spectrum Technologies, Inc. (the "Company") issued 1,500,000 shares of its common stock ("Common Stock") to KI Equity
Partners III, LLC ("KI Equity") for a purchase price of $75,000, or $0.05 per share. The proceeds from the purchase price with be used for working capital to pay expenses to maintain the reporting status of the Company.

      On January 4, 2006, the Company also issued 100,000 shares of its Common Stock to Kevin R. Keating, the sole officer and director of the Company, for services rendered to the Company valued at $5,000, or $0.05 per share.

      On January 4, 2006, the Company also issued 100,000 shares of its Common Stock to Garisch Financial, Inc. ("GFI") for consulting services rendered to the Company valued at $5,000, or $0.05 per share.

      The above shares of Common Stock were issued under an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). As such, the shares of Common Stock issued to KI Equity, Kevin R. Keating and GFI will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The Company has agreed to grant "piggyback" registration rights to KI Equity, Kevin R. Keating and GFI with respect to the above shares.

      Immediately following the above stock issuances, the Company had 4,653,941 shares of Common Stock outstanding. KI Equity owns a total of 3,781,302 shares of the Company's Common Stock immediately after the above stock issuances.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Applied Spectrum Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      APPLIED SPECTRUM TECHNOLOGIES, INC.


Date: January 4, 2006                 By:  /s/ Kevin R. Keating
                                           -------------------------------------
                                           Kevin R. Keating,
                                           President and Sole Director